Stockholders' / Members' Equity	12 Months Ended
Feb. 24, 2018
Stockholders' Equity Note [Abstract]
Stockholders' / Members' Equity
STOCKHOLDERS' / MEMBER EQUITY
Distribution
On June 30, 2017, the Company's predecessor, Albertsons Companies, LLC, made a cash distribution of $250.0 million to its equityholders (the "Distribution"), which resulted in a modification of certain vested awards. As a result of the modification, equity-based compensation expense recognized for fiscal 2017 includes $2.4 million of additional expense.

Equity-Based Compensation

The Company maintains the Albertsons Companies, Inc. Phantom Unit Plan (formerly, the AB Acquisition LLC Phantom Unit Plan) (the "Phantom Unit Plan"), an equity-based incentive plan, which provides for grants of Phantom Units to certain employees, directors and consultants. Prior to the Reorganization Transactions, the Phantom Unit Plan was maintained by its former parent, AB Acquisition, and each Phantom Unit provided the participant with a contractual right to receive, upon vesting, one incentive unit in AB Acquisition. Subsequent to the Reorganization Transactions, each Phantom Unit now provides the participant with a contractual right to receive, upon vesting, one management incentive unit in each of its parents, Albertsons Investor and KIM ACI, that collectively, own all of the outstanding shares of the Company. The Phantom Units vest over a service period, or upon a combination of both a service period and achievement of certain performance-based thresholds. The fair value of the Phantom Units is determined using an option pricing model, adjusted for lack of marketability and using an expected term or time to liquidity based on judgments made by management. Equity-based compensation expense recognized by the Company was $45.9 million, $53.3 million, and $97.8 million in fiscal 2017, 2016 and 2015, respectively.

On February 19, 2018, the Board of Directors approved a resolution to waive the performance condition related to the 2017 performance-based awards that were previously deemed not to be probable of attainment, resulting in the modification of the awards. As a result of the modification, the awards became solely time-based awards and the Company recognized equity-based compensation expense of $11.2 million in the fourth quarter of fiscal 2017. In the second quarter of fiscal 2016, the Company reversed $7.1 million of previously recorded expense on unvested 2016 performance-based awards as achievement of the 2016 performance target was no longer deemed to be probable. On October 18, 2016, the Board of Directors approved a resolution to waive the performance condition related to the 2016 performance-based awards, resulting in the modification of the awards. As a result of the modification, the awards became solely time-based awards and the Company recognized equity-based compensation expense of $23.3 million in fiscal 2016.

The Company recorded an income tax benefit of $15.6 million, $11.1 million and $12.5 million related to equity-based compensation in fiscal 2017, 2016 and 2015, respectively.
As of February 24, 2018, the Company had $40.6 million of unrecognized compensation cost related to 2.6 million unvested Phantom Units. That cost is expected to be recognized over a weighted average period of 1.4 years. The aggregate fair value of Phantom Units that vested in fiscal 2017 was $32.1 million.